UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2024

ENTERPRISE PRODUCTS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Louisiana, 10th Floor

Houston, Texas 77002

(Address of Principal Executive Offices, including Zip Code)

(713) 381-6500

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Units	EPD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 1, 2024, Enterprise Products Partners L.P. (the “Partnership”), Enterprise Products OLPGP, Inc. (“EPOGP”) and Enterprise Products Operating LLC (“EPO”) entered into an underwriting agreement (the “Underwriting Agreement”) with Mizuho Securities USA LLC, Barclays Capital Inc., BMO Capital Markets Corp., SMBC Nikko Securities America, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named on Schedule I thereto (the “Underwriters”), relating to the public offering of $1.1 billion principal amount of EPO’s 4.95% senior notes due 2035 (the “Senior Notes JJJ”) and $1.4 billion principal amount of EPO’s 5.55% senior notes due 2055 (the “Senior Notes KKK” and, together with the Senior Notes JJJ, the “Notes”). The Notes are guaranteed on an unsecured and unsubordinated basis by the Partnership pursuant to a guarantee (the “Guarantee” and, together with the Notes, the “Securities”). Closing of the issuance and sale of the Securities is scheduled for August 8, 2024 (the “Closing”).

The offering of the Securities (the “Offering”) has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3 (Registration Nos. 333-261416 and 333-261416-01), as supplemented by the Prospectus Supplement dated August 1, 2024, relating to the Securities, filed with the United States Securities and Exchange Commission on August 2, 2024, pursuant to Rule 424(b) of the Securities Act (together with the accompanying prospectus dated November 30, 2021, the “Prospectus”).

The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Notes are subject to customary conditions. The Underwriters are obligated to purchase all of the Notes if they purchase any of the Notes. The Partnership, EPO and EPOGP have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. The Underwriting Agreement also contains other customary representations, warranties and agreements. The summary of the Underwriting Agreement in this report does not purport to be complete and is qualified by reference to such agreement, which is filed as an exhibit hereto and incorporated herein by reference. The Underwriting Agreement contains representations, warranties and other provisions that were made or agreed to, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among them. Accordingly, the Underwriting Agreement should not be relied upon as constituting a description of the state of affairs of any of the parties thereto or their affiliates at the time it was entered into or otherwise.

The Prospectus provides that EPO expects to use the net proceeds from the Offering for (i) general company purposes, including for growth capital investments, and (ii) the repayment of debt (including the repayment of all or a portion of EPO’s $1.15 billion principal amount of 3.75% Senior Notes MM due 2025 at their maturity in February 2025). Certain of the Underwriters or their affiliates may hold EPO’s Senior Notes MM to be repaid with proceeds from the Offering and, accordingly, may receive a substantial portion of the net proceeds from the Offering. In addition, certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial banking and investment banking services for the Partnership and its affiliates, for which they received or will receive customary fees and expense reimbursement.

The Securities are to be issued under (a) the Indenture, dated as of October 4, 2004 (the “Original Indenture”), among EPO (as successor to Enterprise Products Operating L.P.), as issuer, the Partnership, as parent guarantor, and Wells Fargo Bank, National Association, as trustee (the “Original Trustee”), as amended and supplemented by (i) the Tenth Supplemental Indenture, dated as of June 30, 2007 (the “Tenth Supplemental Indenture”), providing for EPO as the successor issuer, and (ii) the Thirty-Sixth Supplemental Indenture, dated as of September 15, 2021 (the “Thirty-Sixth Supplemental Indenture”), among EPO, as issuer, the Partnership, as parent guarantor, the Original Trustee and U.S. Bank National Association, as separate trustee for the notes issued thereunder and debt securities subsequently issued under the Original Indenture (and as predecessor-in-interest to the Series Trustee (as defined below)), and (b) the Thirty-Ninth Supplemental Indenture, to be dated as of August 8, 2024 (the “Thirty-Ninth Supplemental Indenture” and, together with the Tenth Supplemental Indenture and the Thirty-Sixth Supplemental Indenture, the “Supplemental Indentures”) among EPO, as issuer, the Partnership, as parent guarantor, and U.S. Bank Trust Company, National Association, as trustee (the “Series Trustee”). The terms of the Securities, the Original Indenture and the Supplemental Indentures are further described in the Prospectus under the captions “Description of the Notes” and “Description of Debt Securities,” which descriptions are incorporated herein by reference and filed herewith as Exhibit 99.1. Such descriptions do not purport to be complete and are qualified by reference to the Original Indenture (which was filed under a Form 8-K on October 6, 2004), the Tenth Supplemental Indenture (which was filed under a Form 10-Q on August 8, 2007), the Thirty-Sixth Supplemental Indenture (which was filed under a Form 8-K on September 15, 2021) and the Thirty-Ninth Supplemental Indenture (which will be filed under a Form 8-K after the Closing).

On August 1, 2024, the Partnership issued a press release relating to the Offering, as contemplated by the Underwriting Agreement. A copy of the press release is furnished herewith as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 1, 2024, by and among Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc. and Enterprise Products Operating LLC and Mizuho Securities USA LLC, Barclays Capital Inc., BMO Capital Markets Corp., SMBC Nikko Securities America, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named on Schedule I thereto.

4.1	Indenture, dated as of October 4, 2004, among Enterprise Products Operating L.P., as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed October 6, 2004).

4.2	Tenth Supplemental Indenture, dated as of June 30, 2007, by and among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Parent Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.54 to Form 10-Q filed August 8, 2007).

4.3	Thirty-Sixth Supplemental Indenture, dated as of September 15, 2021, by and among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Parent Guarantor, Wells Fargo Bank, National Association, as Original Trustee, and U.S. Bank National Association, as Series Trustee (incorporated by reference to Exhibit 4.3 to Form 8-K filed September 15, 2021).

99.1	Description of the Notes and Description of Debt Securities.

99.2	Press Release dated August 1, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

	By:	Enterprise Products Holdings LLC,
its General Partner

Date: August 5, 2024	By:	/s/ R. Daniel Boss
	Name:	R. Daniel Boss
	Title:	Executive Vice President and Chief Financial Officer
of the General Partner

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